UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    _________________________________________

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 0R 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported):  July 18, 2002

                           Commission File No. 0-19134

                AMERICAN INCOME PARTNERS V-C LIMITED PARTNERSHIP
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


 Massachusetts                                              04-3057303
(State  of  jurisdiction                                (I.R.S.  Employer
 of  Incorporation)                                      Identification  No.)

                               1050 Waltham Street
                               Lexington, MA 02421
               (Address of Principal Executive Offices) (Zip Code)

     Registrant's  telephone  number,  including  area  code:  (781)  676-0009

       Registrant's former address and telephone number, including area code:
                88  Broad Street, Boston, MA 02110, (617)854-5800.


ITEM  5.     Other  Events.
--------

    On June 18, 2002, the United States District Court for the Southern District of Florida (the "Court") approved the settlement of the class and derivative action lawsuit entitled Leonard Rosenblum, et al. v. Equis Financial Group
                           -----------------------------------------------------
Limited  Partnership,  et  al.  involving  American  Income Partners V-C Limited
     ------------------------
Partnership (the "Partnership") as a nominal defendant and the Court issued a Final Judgment and Order (the "Court Order") directing the implementation of the settlement.

     As of July 18, 2002, the Court Order is final, binding and non-appealable, and the Partnership has commenced implementing the settlement and the transactions contemplated thereby including the liquidation of the Partnership's assets and its dissolution.

Item  7.     Financial  Statements  and  Exhibits.
--------

     (c)  Exhibits

     Exhibit  2.12     Final Judgment and Order in re: Leonard Rosenblum, et al.
                                                       -------------------------
v.  Equis  Financial  Group  Limited  Partnership,  et  al.  dated June 12, 2002
----------------------------------------------------------
and entered on the docket on June 18, 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American  Income  Partners  V-C  Limited   Partnership

                   /s/
By:  ________________________________
Michael  J.  Butterfield
Treasurer  of  AFG  Leasing  IV  Incorporated
(Duly  Authorized  Officer  and  Principal  Financial  and  Accounting  Officer)

Date:     July  23,  2002

                                  Exhibit Index
                                  -------------

Exhibit  No.  2.12     Final Judgment and Order in re: Leonard Rosenblum, et al.
                                                       -------------------------
v.  Equis  Financial  Group  Limited  Partnership,  et  al.  dated June 12, 2002
 ---------------------------------------------------------
and entered on the docket on June 18, 2002

                                                                    EXHIBIT 2.12
                                                                    ------------


                       IN THE UNITED STATES DISTRICT COURT
                      FOR THE SOUTHERN DISTRICT OF FLORIDA


LEONARD ROSENBLUM, J/B INVESTMENT PARTNERS, SMALL and REBECCA BARMACK, PARTNERS, BARBARA HALL, HENRY R. GRAHAM, ANNE R. GRAHAM, MARGO CORTELL, PATRICK M. RHODES, BERNICE M. HUELS, GARRETT N. VOIGHT, CLAIRE E. FULCHER, MARCELLA LEVY, RICHARD HODGSON, CITY PARTNERSHIPS, HELMAN PARSONS AND CLEVA PARSONS, on behalf of themselves and all others similarly situated and derivatively on behalf of the Nominal Defendants,

     Plaintiffs,

v.
     Case  No.  98-8030-CIV-Hurley
EQUIS FINANCIAL GROUP LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, EQUIS CORPORATION, a Massachusetts Corporation, GDE ACQUISITION LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AFG LEASING INCORPORATED, a Massachusetts Corporation, AFG LEASING IV INCORPORATED, a Massachusetts Corporation, AFG LEASING VI INCORPORATED, a Massachusetts Corporation, AFG AIRCRAFT MANAGEMENT CORPORATION, a Massachusetts Corporation, AFG ASIT CORPORATION, a Massachusetts Corporation, AF/AIP PROGRAMS LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, GARY D. ENGLE and GEOFFREY A. MACDONALD,

     Defendants,

AIRFUND I INTERNATIONAL LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AIRFUND II INTERNATIONAL LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME 4 LIMITED PARTNERSHIP, a Massachusetts
Limited  partnership,  AMERICAN  INCOME  5  LIMITED PARTNERSHIP, a Massachusetts
Limited  Partnership,  AMERICAN  INCOME  6  LIMITED PARTNERSHIP, a Massachusetts
Limited  partnership,  AMERICAN  INCOME  7  LIMITED PARTNERSHIP, a Massachusetts
Limited  Partnership,  AMERICAN  INCOME  8  LIMITED PARTNERSHIP, a Massachusetts
Limited Partnership, AMERICAN INCOME PARTNERS III-A LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME PARTNERS III-B LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME PARTNERS III-C LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME PARTNERS III-D LIMITED PARTNERSHIP, a Massachusetts Limited Partnership,
AMERICAN INCOME PARTNERS IV-A LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME PARTNERS IV-B LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME PARTNERS IV-C LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME PARTNERS IV-D LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME PARTNERS V-A LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME PARTNERS V-B LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME PARTNERS V-C LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME PARTNERS V-D LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME FUND I-B, a Massachusetts Limited Partnership, AMERICAN INCOME FUND I-C, a Massachusetts Limited Partnership, AMERICAN INCOME FUND I-D, a Massachusetts Limited Partnership, AMERICAN INCOME FUND I-E, a Massachusetts Limited Partnership, AFG INVESTMENT TRUST A, a Delaware business trust, AFG INVESTMENT TRUST B, a Delaware business trust, AFG INVESTMENT TRUST C, a Delaware business trust, and AFG INVESTMENT TRUST D, a Delaware business trust,

     Nominal  Defendants.

                            ORDER AND FINAL JUDGMENT
                            ------------------------


     This matter having come before the Court on the application of the parties for approval of the settlement set forth in the Revised Stipulation of Settlement dated January 29, 2002 and the exhibits annexed thereto, as amended by the agreement of the parties dated June 11, 2002 (the "Revised Stipulation") relating to the claims of the Class that was conditionally certified for settlement purposes by this Court's Preliminary Approval Order dated March 1, 2002 in the above-captioned Action (the "Settlement"), and the Court having considered all papers filed and proceedings had herein and otherwise being fully informed in the premises and good cause appearing therefor,
     ORDERED,  ADJUDGED  AND  DECREED  THAT:

     1. For purposes of this Final Judgment, the Court adopts and incorporates by reference the definitions contained in the Revised Stipulation.

     2. This Court has jurisdiction over the subject matter of this litigation, over all actions within this litigation and over all parties to this litigation, including all members of the Settlement Class.

     3. This Court hereby approves the Settlement and the transactions contemplated thereby with respect to the Settlement Class and the Operating Partnerships, and finds, in accordance with Rule 23 and 23.1 of the Federal Rules of Civil Procedure, that the Settlement is in all respects, fair, reasonable and adequate, and directs implementation of all of its terms and provisions with respect to the Operating Partnerships and the Class. The Class, as defined in the Settlement and Preliminary Approval Order, consists of all persons and entities who owned Units of any of the Operating Partnerships as of this Court's Order dated March 1, 2002.

     4. The Court hereby finds that, (a) the benefits provided under the Settlement compare favorably to the likely recovery at trial; (b) the claims asserted in the Action are complex and the alternative to the Settlement now would be lengthy, burdensome and expensive litigation; (c) the Settlement was reached at a stage in the litigation sufficient to assure that counsel for the parties had sufficient information regarding the strength and weaknesses of the claims and defenses so as to make reasoned judgments concerning the Settlement of the Action; (d) Plaintiffs' Lead Counsel and the ten other law firms representing the plaintiffs ("Class Counsel") are well qualified and have substantial experience in class action and other complex litigation on behalf of investors, and it is the collective judgment of Class Counsel that the benefits of the Settlement outweigh the delay and risk of proceeding to trial; (e) the substance and amount of opposition to this Settlement, from three out of over fourteen thousand members of the Class, was small and the objections were resolved, in large part, by the parties' agreement to amend the Revised Stipulation to clarify the intent of the parties as to a clause previously set forth in subsection 2.2(f) of the Revised Stipulation; and (f) the Settlement resulted from arms' length bargaining between the parties and there is no evidence that the Settlement is the product of collusion.

     5. It is appropriate to finally certify the Class defined in the Revised Stipulation and in Paragraph 3 hereof, for settlement purposes only, and without prejudice to further litigation in the event the Revised Stipulation does not become effective (as described in the Revised Stipulation). With respect to the certification of the Class solely for, and contingent upon, the Settlement of the Action, this Court finds: (A) the members of the Class are so numerous that joinder of all Class members in this Action is impracticable; (B) there are common questions of law and fact which predominate over any individual questions; (C) the claims of the Plaintiffs are typical of the respective claims of the Class; (D) the Class is adequately represented by the Plaintiffs who have fairly and adequately represented and protected the interests of all of the Class members, have no interests which conflict with the interests of the Class, and have retained counsel who are well qualified and highly experienced in the representation of limited partners in class and derivative actions similar to the Action; and (E) a class action is superior to other available methods for the fair and efficient adjudication and settlement of the controversy, considering, among other matters, (i) the interest of the members of the Operating Partnership Sub-Class in individually controlling the prosecution and settlement of separate actions, (ii) the extent and nature of any litigation concerning the controversy already commenced by or against members of the Class,
(iii) the desirability or undesirability of concentrating the litigation of these claims in this particular forum, and (iv) the difficulties likely to be encountered in the management of this Action.

     6. This Court hereby dismisses the Class and Derivative Action Complaint, and each and every claim stated therein brought by or on behalf of the members of the Class and the Operating Partnerships, on the merits and with prejudice as against the Defendants and without costs to any of the parties, as against any other party, except as set forth in the Revised Stipulation.

     7. Defendants and the Released Parties are hereby and forever acquitted, released and discharged by each Plaintiff and Class Member and Releasing Parties with respect to any and all Settled Claims as set forth in
Section  3.2  of  the  Revised  Stipulation.

     8. Each Plaintiff and Class Member and Releasing Parties is hereby deemed conclusively to have compromised, settled, discharged, dismissed and released any and all rights, claims or causes of action against the Defendants and Released Parties arising out of or based upon the Settled Claims and is hereby forever barred and enjoined from asserting, either directly or indirectly, any Settled Claims against any of the Defendants and Released Parties.

     9. On March 1, 2002, the Court entered an Order Preliminarily Approving the Settlement by which it approved the form of Notice of Class Action Determination, Proposed Settlement and Fairness Hearing (the "Notice") and ordered that copies of the Notice be sent by mail to all Members of the Class at the addresses set forth in the books and records maintained by the Operating Partnerships. Pursuant to and in accordance with such order, the Notice was provided to the Class members. The Notice given to the Class pursuant to the Revised Stipulation was the best notice practicable under the circumstances. Said Notice provided due and adequate notice to all Class Members of all material elements of the Action, the terms and conditions of the Settlement, the request for attorneys' fees and expenses and all relevant proceedings in the Action. Said Notice fully satisfied the requirements of Rules 23(c)(2) and 23(e) of the Federal Rules of Civil Procedure and the United States Constitution.

     10. Without affecting the finality of this Final Judgment in any way, this Court hereby retains continuing jurisdiction: (a) over implementation of the Settlement and all distributions to the Plaintiffs and Class Members pursuant to further orders of this Court; (b) over the Action until the final judgment contemplated hereby has become effective and each and every act agreed to be performed by the parties shall have been performed pursuant to the Settlement; and (c) over all parties to the Action for the purpose of enforcing and administering the Revised Stipulation.

     11. If the Settlement does not become final and effective, then this Final Judgment shall be rendered null and void ab initio and be vacated and the
                                                -- ------
Settlement and all orders entered in connection therewith shall be rendered null and void, except for the provisions of the Revised Stipulation concerning the payment of the costs of Notice, and the Action shall be reinstated with the parties having all rights as existed prior to the execution of the Revised Stipulation.

     12. Class Counsel in the Action are awarded attorneys' fees and reimbursement of costs and expenses incurred from May 7, 1999 through May 30, 2002, in the aggregate amount of $1,166,667.00, which is to be paid, pursuant to the terms of the Revised Stipulation, to Plaintiffs' Lead Counsel who will allocate $100,000.00 of such amount among the Plaintiffs for incentive awards approved by the Court and the remainder among Class Counsel.

     13. In accordance with Section 47(b) of the Investment Company Act of 1940, as amended (the "1940 Act"), the Court finds, under the circumstances surrounding the Revised Stipulation and the transactions contemplated thereby, enforcement of this Settlement and any contracts entered into, or to be entered into, by the Operating Partnerships and their affiliates (a) would produce a more equitable result than would non-enforcement, and (b) would not be inconsistent with the purposes of the 1940 Act, as described in Section 1 of that Act. Accordingly, even if any of the Operating Partnerships is now, or has been, an "investment company," as that term is defined in Section 3 of the 1940 Act, this Order shall be enforceable and binding on the parties hereto, notwithstanding Section 7 of the 1940 Act. Nothing herein shall be deemed to constitute either (a) a finding by the Court, or (b) an admission or acknowledgment by any party hereto that any Operating Partnership is now, or has been, an "investment company" within the meaning of Section 3 of the 1940 Act.

     14. This Court hereby decrees that neither the Settlement, this Final Judgment, nor the fact of settlement are an admission or concession by the Defendants of any liability or wrongdoing whatsoever. This Final Judgment is not a finding of the validity or invalidity of any claims in the Action or of any wrongdoing by the Defendants. Neither the Settlement, nor this Final Judgment, nor the fact of settlement, nor the settlement proceedings, nor the settlement negotiations, nor any related documents shall be used or construed as an admission of any fault, liability or wrongdoing by any person or entity or shall be offered or received in evidence as an admission, concession, presumption or inference against any party in any proceeding other than such proceedings as may be necessary to consummate or enforce the Settlement.

     DONE AND SIGNED in Chambers at West Palm Beach, Florida, this 12th day of June, 2002.

     /s/  Daniel  T.K.  Hurley
     -------------------------
Daniel  T.K.  Hurley
United  States  District  Judge


Copies  To  All  Counsel  Of  Record